Accounts receivable	12 Months Ended
Dec. 31, 2016
Accounts Receivable
Accounts receivable

9. Accounts Receivable

Substantially all the accounts receivable are denominated in RMB and HK$ and are due within one year from the end of the reporting periods.

The carrying value of accounts receivable approximates their fair values.

Movements on the allowance for doubtful accounts, which are only in respect of accounts receivable—third parties, are as follows:

	2016	2015	2014
	(in US$’000)
As at January 1	3,127	1,793	1,670
Allowance	29	1,408	185
Allowance written back	(237)	—	—
Exchange difference	(199)	(74)	(62)
As at December 31	2,720	3,127	1,793

In December 2015, the Group recorded a provision amounting to approximately US$1,322,000 which represents the outstanding balance due from a distributor.  The Group terminated the distributor’s exclusive distribution rights in January 2016. As of December 31, 2016, the provision remains as the Group is pursuing collection.

As at December 31, 2016 and 2015, accounts receivable of approximately US$26,000 and US$52,000 respectively were past due but not impaired. These are in respect of a number of independent customers for whom there is no recent history of default. The ageing analysis of these receivables is as follows:

	December 31,
	2016	2015
	(in US$’000)
Up to 3 months	—	—
3 to 6 months	—	—
6 to 12 months	26	52
	26	52

The credit quality of accounts receivable neither past due nor impaired has been assessed by reference to historical information about the counterparty default rates. These counterparties do not have defaults in the past.